UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23055

USCA All Terrain Fund
(Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE  19801
(Name and address of agent for service)

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

 USCA All Terrain Fund

Annual Report

March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. The Fund currently anticipates that the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communication from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

USCA All Terrain Fund

USCA All Terrain Fund
Annual Shareholder Letter

March 31, 2019

Dear Shareholder,

We are pleased to report that the USCA All Terrain Fund (the “Fund”) completed its third fiscal year on March 31, 2019. For the 12-month period ended March 31, 2019 (the “Reporting Period”), the Fund’s return was 0.6%, versus 2.8% for a 60/40 blend of stocks1 and bonds2 and 4.6% for stocks1. For the 2018 calendar year, the Fund returned -4.9%, slightly better than the 5.2% loss for a 60/40 stock1/bond2 portfolio, and much better than the 8.2% loss for stocks1.

													Fiscal
	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Year
USCA All Terrain	0.5%	1.3%	-0.1%	1.4%	0.5%	0.0%	-4.3%	-0.3%	-3.7%	3.9%	1.3%	0.3%	0.6%
Global Equities[1]	1.2%	0.7%	0.0%	3.2%	1.3%	0.6%	-7.3%	1.2%	-7.6%	7.8%	3.1%	1.4%	4.6%
Global Bonds[2]	-1.6%	-0.8%	-0.4%	-0.2%	0.1%	-0.9%	-1.1%	0.3%	2.0%	1.5%	-0.6%	1.3%	-0.4%
60/40 Blend[3]	0.1%	0.1%	-0.2%	1.8%	0.8%	0.0%	-4.8%	0.8%	-3.7%	5.3%	1.6%	1.3%	2.8%

We did a decent job of protecting capital during a very volatile period. While the Fund’s stock managers rose and fell with the market, the Fund’s absolute return strategies provided valuable ballast during the sharp fourth quarter downturn. As always, we’re focused on balancing long-term capital appreciation with capital preservation, which we believe will become of ever-increasing importance.

We continue to be invested most heavily in conservative multi-strategy funds such as Millennium, which posted a positive return during the fourth quarter of 2018 when stocks took a major hit. These funds returned 0.5% on invested capital for the Reporting Period, contributing 0.1% to the Fund’s performance for that period.

Given reasonably good returns from U.S. equities over the period, despite the sharp year-end drop, it wasn’t surprising that our domestic equity funds were the second biggest contributors to performance for the Reporting Period, returning 3% on invested capital and contributing 0.5% to the Fund’s return. Our biggest winner was global macro, which benefitted from the uptick in volatility, returning 14.7% on capital and contributing 0.8% to the Fund’s return for the Reporting Period. This sleeve did particularly well in the dismal fourth quarter of 2018. Global long equity was also a positive contributor, returning 2.4% on invested capital and contributing 0.3% to the Fund’s return for the Reporting Period.

Biggest detractors for the Reporting Period were international equity, which returned -5.5% on invested capital and detracted -0.3% from the Fund’s return, as foreign markets suffered due largely to a strong dollar, and long/short equity, which was down -1.9% on invested capital and detracting -0.1% from the Fund’s return.

The market’s gains continue to be dominated by a handful of glamor growth companies like Amazon and Netflix. These may be great companies, but, as in the late 1990s, we see great risk in these crowded stocks. We prefer to sacrifice some near-term upside in order to continue to protect capital just in case this wonderful bull market doesn’t last forever.

Below is a table detailing how each of the Fund’s investment strategies has performed over the Reporting Period:

	Average	Attribution	Return on
	Allocation	Gross of Fees	Invested Capital
Cash	6.0%	0.1%	1.9%
Long Fixed Income	0.8%	0.0%	-0.2%
Long/Short Fixed Income	6.9%	0.2%	2.9%
Long Equity - Domestic	17.8%	0.5%	3.0%
Long Equity - International	6.5%	-0.3%	-5.5%
Long Equity - Global	12.8%	0.3%	2.4%
Long/Short Equity - MLP	0.5%	0.2%	14.6%
Long/Short Equity	13.3%	-0.1%	-1.9%
Event Driven	5.5%	0.3%	5.9%
Global Macro	5.6%	0.8%	14.7%
Managed Futures	4.7%	0.0%	0.3%
Multi-Strategy	19.7%	0.1%	0.5%
	100.0%	2.1%

 As always, we very much appreciate your partnership in the Fund. Please don’t hesitate to contact us with any questions.

Sincerely,

David Harris, CIMA, Portfolio Manager
Phil Pilibosian, MBA, J.D., President

[1]	MSCI World Index. The MSCI World Index captures large- and mid-cap representation across 23 Developed Markets (DM) countries. With 1,648 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

[2]	Bloomberg Barclays Global Aggregate Index. The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. There are four regional aggregate benchmarks that largely comprise the Global Aggregate Index: the US Aggregate (USD300mn), the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Global Aggregate Index also includes Eurodollar, Euro-Yen, and 144A Index-eligible securities, and debt from five local currency markets not tracked by the regional aggregate benchmarks (CLP, MXN, ZAR, ILS and TRY). A component of the Multiverse Index, the Global Aggregate Index was created in 2000, with index history backfilled to January 1, 1990. Investors cannot invest directly in an index.

[3]	60/40 Blend. The 60/40 Blend represents the performance of a portfolio that consists 60% of the MSCI World Index and 40% of the Bloomberg Barclays Global Aggregate Index rebalanced monthly. Investors cannot invest directly in an index.

USCA All Terrain Fund

Investment Strategy Allocation
March 31, 2019 (Unaudited)

(expressed as a percentage of net asset value)

Multi-Strategy
19.02%
Long Equity - Domestic
15.10%
Long Equity - Global
14.17%
Long/Short Equity
13.95%
Long/Short Fixed Income
7.70%
Event Driven
6.67%
Global Macro
5.83%
Long Equity - International
5.63%
Managed Futures
4.98%

USCA All Terrain Fund
Schedule of Investments
March 31, 2019

	Shares	Value
COMMON STOCK - 4.72%[a]
Chemical Companies - 0.16%
Dowdupont Inc.	400	$21,324
Nutrien LTD[b]	1,220	64,367
		85,691
Communication Services - 0.18%
CenturyLink, Inc.	3,200	38,368
Comcast Corporation	1,400	55,972
		94,340
Consumer Staples - 0.17%
Molson Coors Brewing Company	800	47,720
Mondelez International, Inc.	900	44,928
		92,648
Consumer Product and Distribution Companies - 0.56%
Kimberly-Clark Corporation	200	24,780
Lear Corporation	300	40,713
PepsiCo, Inc.	300	36,765
Tapestry, Inc.	1,500	48,735
Target Corp	1,000	80,260
Wal-Mart Stores Inc.	700	68,271
		299,524
Energy and Utility Companies - 0.49%
BP p.l.c. ADR	600	26,232
Chevron Corporation	600	73,908
ConocoPhillips	400	26,696
Helmerich & Payne, Inc.	700	38,892
Occidental Petroleum Corporation	900	59,580
Phillips 66	400	38,068
		263,376
Financial Services - 0.86%
American International Group	1,600	68,896
BOK Financial Corporation	500	40,775
The Chubb Corporation[b]	240	33,619
Citigroup Global Markets Holdings Inc.	1,000	62,220
Fidelity National Financial, Inc.	700	25,585
M&T Bank Corporation	300	47,106
MetLife, Inc.	1,500	63,855
Morgan Stanley	1,700	71,740
Prosperity Bancshares Inc.	700	48,342
		462,138
Health Care and Related Companies - 0.45%
AbbVie Inc.	400	32,236
Amgen Inc.	300	56,994
AstraZeneca plc ADR	1,000	40,430

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2019

	Shares	Value
Health Care and Related Companies - (continued) - 0.45%
Gilead Sciences, Inc.	800	$52,008
Medtronic Public Limited Company[b]	700	63,756
		245,424
Industrials - 0.15%
Cummins Inc.	500	78,935

Logistics and Transportation - 0.09%
Union Pacific Corporation	300	50,160

Manufacturing Companies - 0.19%
Eaton Corporation	600	48,336
Johnson Controls International PLC	1,500	55,410
		103,746
Media, Communications and Entertainment - 0.12%
Verizon Communications Inc.	1,100	65,043

Paper Products - 0.09%
Packaging Corporation of America	500	49,690

Real Estate Investment Trusts - 0.25%
Brookfield Property REIT Inc.	1,900	38,931
Taubman Centers, Inc.	1,100	58,168
Weyerhaeuser Company	1,500	39,510
		136,609
Technology Companies and Services - 0.86%
Cisco Systems, Inc.	1,800	97,182
HP Inc.	2,100	40,803
IBM	400	56,440
Intel Corporation	1,300	69,810
Koninklijke Philips N.V. ADR	1,700	69,462
Schlumberger N.V.	1,300	56,641
TE Connectivity LTD.[b]	500	40,375
U.S. Bancorp	700	33,733
		464,446
Utilities - 0.10%
Dominion Energy, Inc.	700	53,662

TOTAL COMMON STOCK (Cost $2,406,632)		2,545,432

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2019

	Shares	Value

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 20.52%[a]
Long Equity - Domestic - 10.38%
Bridgeway Ultra Small Company Fund	51,024	$1,300,614
Gabelli Small Cap Growth Fund - Institutional Class	19,394	1,061,601
LKCM Equity Fund - Institutional Class	79,844	2,139,026
Nationwide Geneva Mid Cap Growth Fund - Class R6	50,228	1,093,469
		5,594,710
Long Equity - Global - 4.51%
First Eagle Global Fund - Institutional Class	43,256	2,430,119

Long Equity - International - 5.63%
AllianzGI NFJ International Value Fund - Institutional Class	57,137	1,051,320
Brandes International Equity Fund - Institutional Class	119,291	1,983,804
		3,035,124

TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
(Cost $10,806,716)		11,059,953

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2019

	Cost	Value	Next Available Redemption Date[d]	Frequency of Redemptions	Redemption Notification Period (Days)
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES[d] - 67.82%[a]
Event Driven - 6.68%
Black Diamond Arbitrage Partners, L.P. - Series A	$3,137,819	$3,358,990	5/31/2019	Monthly	45
Perry Partners L.P. - Class Ce	438,471	238,227	n/a	Illiquid	n/a
		3,597,217
Global Equity - 9.65%
WMQS Global Equity Active Extension Onshore Fund LP	5,000,000	5,101,209	4/30/2019	Monthly	30
WMQS Global Equity Active Extension Onshore Fund LP - Class B	100,000	102,011	4/30/2019	Monthly	30
		5,203,220
Global Macro - 5.83%
Brevan Howard L.P. - Series B	2,445,000	2,664,782	6/30/2019	Monthly	90
Brevan Howard L.P. - Series I	200,000	203,169	6/30/2019	Monthly	90
Brevan Howard L.P. - Series W	200,000	273,413	6/30/2019	Monthly	90
		3,141,364
Long/Short Equity - 13.95%
Corsair Capital Partners, L.P. - Class A	2,483,000	2,723,214	6/30/2019	Quarterly	60
Greenlight Masters Qualified, L.P. - Series B	4,230,000	4,794,588	6/30/2019	Semi-Annually	90
		7,517,802
Long/Short Fixed Income - 7.71%
York Global Credit Income Fund, L.P. - Class A	3,493,000	4,154,502	6/30/2019	Quarterly	90

Managed Futures - 4.98%
The Winton Fund (US) L.P.	1,696,000	1,772,355	4/30/2019	Monthly	30
The Winton Trend Fund (US) L.P.	900,000	908,739	4/30/2019	Weekly	2
		2,681,094
Multi-Strategy - 19.02%
Blue Mountain Credit Alternatives Fund L.P. - Class S	2,670,000	2,662,251	6/30/2019	Quarterly	3 Months
Double Black Diamond, L.P. - Series D	1,647,181	1,746,581	6/30/2019	Quarterly	60
Millennium USA LP	5,000,000	5,843,600	6/30/2019	Quarterly	90
		10,252,432

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES
(Cost $33,640,471)		36,547,631

SHORT TERM INVESTMENT - 9.56%[a]	Shares

Invesco Short-Term Treasury Portfolio Fund - Institutional Class, 2.33%[f]	5,152,644	5,152,644
TOTAL SHORT TERM INVESTMENT (Cost $5,152,644)		5,152,644

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Schedule of Investments - (continued)
March 31, 2019

Value
Total Investments (Cost $52,006,463) - 102.62%[a]	$55,305,660
Other Liabilities in Excess of Assets - (2.62%)[a]	(1,414,588)
TOTAL NET ASSETS - 100.00%[a]	$53,891,072

Footnotes
ADR - American Depositary Receipt.
a Percentages are stated as a percent of net assets.
b Foreign issued security.
c Investments in private investment companies may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2019 that redemption from all or a portion of a tranche is available without fees (redemptions may be available sooner with the incurrence of a penalty). Other tranches may have an available redemption date that is after the Next Available Redemption Date. Further, the private investment company’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests at a given time.
d Private investment portfolio holdings detailed in the Schedule of Investments represent management’s best estimate of the fair market value of each private investment’s portfolio holdings as of March 31, 2019.
e Currently in liquidation. Receiving proceeds as liquidated. Timing of liquidation related to estimated receipts of such proceeds is not yet available.
f Rate reported is the 7-day current yield as of March 31, 2019.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Assets & Liabilities
March 31, 2019

Assets
Investments, at fair value (cost $52,006,463)	$55,305,660
Dividend and interest receivable	15,479
Receivable for investments sold	225,618
Prepaid expenses	2,301
Total Assets	55,549,058
Liabilities
Investment advisory fee payable (Note 4)	34,527
Sub-advisory fee payable (Note 4)	2,534
Payable for investments purchased	19,444
Payable to Trustees	3,750
Redemptions payable	1,542,242
Accrued expenses and other liabilities	55,489
Total Liabilities	1,657,986

Net Assets	$53,891,072

Net Assets Consist of:
Paid in capital	$50,203,554
Total Distributable Earnings	3,687,518
Net Assets	$53,891,072
51,480.87 shares of beneficial interests outstanding
Net Asset Value per Share	$1,046.82

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Operations
For the Year Ended March 31, 2019

Investment Income
Dividend income (Net of foreign taxes withheld of $608)	$264,109
Interest income	67,436
Other income	6,050
Total Investment Income	337,595
Expenses
Investment advisory fees (Note 4)	413,414
Portfolio accounting and administration fees	89,356
Legal fees	40,000
Transfer agent fees and expenses	38,315
Audit and tax return	56,650
Sub-advisory fees (Note 4)	15,224
Trustees’ fees	12,500
Custody fees	10,776
Insurance expense	9,922
Other expenses	490
Total Expenses	686,647
Net Investment Loss	(349,052)
Realized and Unrealized Gain on Investments
Net realized gain on sale of investments	397,898
Capital gain distributions from registered investment companies	917,247
Net realized gain	1,315,145
Net change in unrealized depreciation on investments	(575,619)
Net change in unrealized depreciation on foreign currency transactions	(8)
Net unrealized depreciation	(575,627)
Net gain from Investments	739,518
Net Increase in Net Assets Resulting from Operations	$390,466

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statements of Changes in Net Assets

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018

Change in Net Assets Resulting from Operations
Net investment loss	$(349,052)	$(471,751)
Net realized gain on sale of investments	1,315,145	1,039,531
Net change in unrealized appreciation (depreciation) on investments	(575,627)	1,644,893
Net Increase in Net Assets Resulting from Operations	390,466	2,212,673

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	1,550,000	1,550,000
Payments for shares redeemed	(3,559,410)	(1,576,494)
Net Increase/(Decrease) in Net Assets Resulting from Capital Transactions	(2,009,410)	(26,494)

Net Increase/(Decrease) in Net Assets	(1,618,944)	2,186,179
Net Assets, Beginning of Year	55,510,016	53,323,837
Net Assets, End of Year	$53,891,072	$55,510,016 (1)

(1)  Includes accumulated net investment loss of ($1,368,811).

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Statement of Cash Flows
For the Year Ended March 31, 2019

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$390,466
Net realized gain on sale of investments	(397,898)
Net change in unrealized appreciation on investments	575,619
Net decrease in receivable for investments sold	3,122,706
Net increase in dividend and interest receivable	(5,370)
Net increase in prepaid expenses	719
Net decrease in investment advisory fee payable	(189)
Net decrease in investment sub‐advisory fee payable	(1,102)
Net increase in payable for investments purchased	19,444
Net decrease in payable to Trustees	(2,500)
Net decrease in accrued expenses and other liabilities	(79,319)
Purchases of investment securities	(12,459,099)
Sales of investment securities	10,241,882
Purchases of short term investments, net	(780,792)
Net cash provided by operating activities	624,567

Cash Flows from Financing Activities
Proceeds from subscriptions	1,550,000
Distributions for redemptions	(2,174,817)
Net cash used in financing activities	(624,817)

Net Decrease in Cash	(250)
Cash ‐ Beginning of Year	250
Cash ‐ End of Year	$—

Supplemental disclosure of cash flow information
At March 31, 2019, a redemption of $1,542,242 was payable to shareholders.

Non‐cash operating activities not included herein consist of reinvestment of long term capital gain distributions from registered investment companies of $917,247.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Financial Highlights

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	Period from July 1, 2015(1) to March 31, 2016

Per Share Operating Performance
Beginning net asset value	$1,039.75	$998.78	$915.37	$1,000.00

Loss From Investment Operations
Net investment loss (2)	(6.67)	(8.79)	(9.26)	(9.31)
Net gain from investments	13.74	49.76	92.67	(75.32)

Total from Investment Operations	7.07	40.97	83.41	(84.63)
Ending Net Asset Value	$1,046.82	$1,039.75	$998.78	$915.37

Total return	0.68%	4.10%	9.11%	(8.46	)%(3)

Supplemental Data and Ratios
Net assets, end of period	$53,891,072	$55,510,016	$53,323,837	$46,769,559
Ratio of expenses to weighted average net assets before (waiver) recoupment(5)	1.25%	1.33%	1.54%	1.86	%(4)
Ratio of expenses to weighted average net assets after (waiver) recoupment(5)	1.25%	1.33%	1.58%	1.80	%(4)
Ratio of net investment loss to weighted average net assets before (waiver) recoupment(5)	(0.64)%	(0.86)%	(0.93)%	(1.39	)%(4)
Ratio of net investment loss to weighted average net assets after (waiver) recoupment(5)	(0.64)%	(0.86)%	(0.97)%	(1.33	)%(4)
Portfolio turnover rate	22.02%	11.46%	12.60%	9.12	%(3)

(1) Commencement of operations.
(2) Calculated using average shares outstanding method.
(3) Not annualized.
(4) Annualized.
(5) Ratios do not reflect the Fund’s proportionate share of the income and expenses including performance fees/allocations, of the Underlying Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA All Terrain Fund
Notes to Financial Statements
March 31, 2019

1.	Organization
The USCA All Terrain Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on January 13, 2015, and commenced operations on July 1, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, management investment company. Shares will be sold only to eligible investors, that is those that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Fund’s investment objective is to seek long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund is non-diversified and pursues its investment objective using a multi-manager, fund-of-funds approach by investing predominantly in non-affiliated collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds (“Underlying Funds”).

The Fund is managed by USCA Asset Management LLC (the “Advisor” or “USCA”). The Advisor is an investment adviser registered with the Securities and Exchange Commission (“SEC”).

Underlying Funds are managed by other advisors (the “Underlying Fund Managers”) that invest in or trade in a range of investments that is without limit, but may include equities and fixed income securities, currencies, derivative instruments, and commodities. Underlying Funds may employ leverage and hedging strategies as well as pay their Underlying Fund Managers performance fees.

During the year ended March 31, 2019, the Advisor and the Fund had engaged SKBA Capital Management, LLC (“SKBA Capital”) as a sub-advisor to the Fund. SKBA Capital invests according to a value-oriented investment strategy and seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

The Fund has a Board of Trustees (the “Board” or “Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services - Investment Companies, including Accounting Standards Update (“ASU”) No. 2013-08. The functional and reporting currency of the Fund is the U.S. dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 4. These operating expenses include, but are not limited to: all investment-related expenses, advisory and sub-advisory fees, registration expenses, legal fees, audit and tax preparation fees and expenses, administrative and accounting expenses and fees, transfer agent fees, custody fees, costs of insurance, fees and travel-related expenses of the Board, and all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders. The Fund indirectly bears its portion of the expenses of the Underlying Funds. Therefore, the Underlying Fund’s expenses are not included in the Fund’s Statement of Operations or Financial Highlights.

USCA All Terrain Fund
Notes to Financial Statements (continued)
March 31, 2019

C. Investment Transactions and Investment Income:
Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Realized gains and losses on Underlying Funds are recognized at the time of full redemption of the position. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Investments in Underlying Funds
In accordance with the terms of the Fund’s Private Offering Memorandum the investments in the Underlying Funds are valued at their fair value.

The Fund has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Underlying Fund agreements. Generally, the Underlying Fund Managers have the ability to suspend redemptions.

Underlying Funds receive fees for their services. The fees include management and incentive fees or allocations based upon the net asset value (“NAV”) of the Fund’s investment in the Underlying Fund. Generally, fees payable to an Underlying Fund are estimated to range from 0% to 2.20% (annualized) of the average NAV of the Fund’s investment in an Underlying Fund. In addition, certain Underlying Funds charge an incentive allocation or fee which can range up to 20% of an Underlying Fund’s net profits. The impact of these fees are reflected in the Fund’s performance, but are not operational expenses of the Fund. Incentive fees may be subject to certain threshold rates.

The Underlying Funds in which the Fund invests utilize a variety of financial instruments in their trading strategies, including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Underlying Fund’s balance sheets. In addition, the Underlying Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Underlying Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Fund’s interest in the Underlying Funds, such risks are limited to the Fund’s invested amount in each Underlying Fund.

E. Investment Valuation
In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available. Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value team of one or more representatives of the Advisor, U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (the “Administrator”) and an officer of the Fund (the “Valuation Committee”). Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the fair value team may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager. The team may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (“NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

USCA All Terrain Fund
Notes to Financial Statements (continued)
March 31, 2019

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Fund values interests in the Underlying Funds at fair value, using the net NAV or pro rata interest in the members’ capital of the Underlying Funds as a practical expedient, as provided by the investment managers of such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the NAV of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous NAVs to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, those companies’ NAVs are calculated based upon the net asset values of their investments, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

USCA All Terrain Fund
Notes to Financial Statements (continued)
March 31, 2019

F. Cash and Cash Equivalents
Cash and cash equivalents include liquid investments of sufficient credit quality with original maturities of three months or less from the date of purchase.

G. Income Taxes
The Fund’s tax year end is December 31. The Fund is treated as a partnership for federal income tax purposes. The Fund has no present intention of making periodic distributions of net income or gains, if any, to investors. Each shareholder is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements. The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions when the positions are more likely than not to be sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual.

H. Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. New Accounting Pronouncements
In August 2018, FASB issued ASU No. 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

J. New Rule Issuances
In August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statements of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

USCA All Terrain Fund
Notes to Financial Statements (continued)
March 31, 2019

3.	Investment Transactions
For the year ended March 31, 2019, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $12,459,099 and $10,258,320 (excluding short-term securities), respectively.

4.	Management and Performance Fees, Administration Fees and Custodian Fees
The Fund has entered into an investment advisory agreement with USCA Asset Management LLC. Under the investment advisory agreement, the Fund pays the Advisor a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.75% of the Fund’s average monthly net assets. For the year ended March 31, 2019, the Fund incurred $413,414 in advisory fees under the agreement.

The Advisor and the Fund have entered into an expense limitation and reimbursement agreement under which the Advisor has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, extraordinary expenses, and the fees of any sub-advisor to the Fund and Underlying Fund fees), to the extent that they exceed 1.75% per annum of the Fund’s average monthly net assets. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years from the date the Advisor waived any payment or reimbursed any expense; and (2) the reimbursement may not be made if it would cause the expense limitation to be exceeded. The expense limitation agreement will remain in effect at least until July 31, 2020, unless the Board approves its modification or termination. After July 31, 2020, the expense limitation agreement may be renewed upon the mutual agreement of the Advisor and the Board, in their sole discretion.

Fiscal Period	Amount	Amount	Amount Subject to	Expiration
Incurred	Waived	Recouped(1)	Potential Recoupment	Date
March 31, 2016	$32,044	$12,897	$19,147	March 31, 2019
March 31, 2017	—	19,147	—
March 31, 2018	—	—	—
March 31, 2019	—	—	—
Total	$32,044	$32,044	$—

(1)
Amount recouped was in compliance with the Expense Limitation Agreement, and did not cause the total Fund’s total operating expense ratio (excluding certain expenses, taxes and fees as set forth in the Agreement) to exceed 1.75%.

For the year ended March 31, 2019, the Advisor and the Fund engaged SKBA Capital, a registered investment advisor with the SEC under the Investment Advisers Act of 1940. Under the terms of the Sub-Advisor Agreement for SKBA Capital, the Fund pays the sub-advisor a monthly fee calculated at an annual rate equal to 0.57% of the assets managed by the Sub-Advisor. For the year ended March 31, 2019, the Fund incurred $15,224 in sub-advisory fees under the agreement.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

5.	Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation. The Trustees who are not employed by the Advisor are each paid by the Fund a quarterly fee of $1,250. All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses. One of the Trustees is an employee of the Advisor and receives no compensation from the Fund for serving as a Trustee.

USCA All Terrain Fund
Notes to Financial Statements (continued)
March 31, 2019

All of the officers of the Fund are affiliated with the Advisor. Such officers receive no compensation from the Fund for serving in their respective roles. The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

6.	Shareholder Transactions
The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be limited to up to 25% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that, generally, it will recommend to the Board that the Fund offer to repurchase shares from shareholders quarterly, with such repurchases to occur on the first business day following each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 130 days prior to the applicable repurchase date.

The Fund had 51,481 shares outstanding at March 31, 2019. The Fund issued 1,466 shares through shareholder subscriptions and repurchased 3,373 shares through shareholder redemptions during the year ended March 31, 2019. The Fund issued 1,518 shares through shareholder subscriptions and repurchased 1,519 shares through shareholder redemptions during the year ended March 31, 2018.

7.	Risk Factors
Because shares may only be repurchased pursuant to tender offers at such time and on such terms as the Board may determine, in its complete and exclusive discretion, and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Advisor may invest the Fund’s assets in Underlying Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Underlying Funds are riskier than liquid securities because the Underlying Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Underlying Funds may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Fund invests primarily in Underlying Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Underlying Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, which may increase the volatility of the Fund’s NAV. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Underlying Funds provide for periodic redemptions ranging from daily to annually with lock-up provisions which can be one year or longer.

USCA All Terrain Fund
Notes to Financial Statements (continued)
March 31, 2019

8.	Fair Value of Financial Instruments
The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, registered investment companies, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Board’s assessment of the most representative point within the range.

USCA All Terrain Fund
Notes to Financial Statements (continued)
March 31, 2019

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

Fair Value Measurements at Reporting Date Using

Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Investments
Common Stock (a)	$2,545,432		$—	$—	$2,545,432
Investments in Registered Investment
Companies (a)	11,059,953		—	—	11,059,953
Investments in Private Investment
Companies (b)	—		—	—	36,547,631
Short Term Investment (c)	5,152,644		—	—	5,152,644
	$18,758,029	$		$—	$55,305,660

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(c)	Short Term Investments that are sweep investments for cash balances in the Fund at March 31, 2019.

It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

During the year ended March 31, 2019, there were no transfers between Level 1, Level 2 or Level 3.

9. Subsequent Events
The Fund has received tenders of approximately 616 shares that will be paid after the calculation of the June 30, 2019 NAV.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of March 31, 2019, through the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
USCA All Terrain Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of USCA All Terrain Fund (the “Fund”) as of March 31, 2019, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years or period ended March 31, 2017, and prior, were audited by other auditors whose report dated May 30, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, investee funds, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the same investment company complex since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 29, 2019

USCA All Terrain Fund
Additional Information
March 31, 2019 (Unaudited)

Form N-Q
The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q will be available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to stockholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s Web site at www.sec.gov.

Board of Trustees
The Fund’s Offering Memorandum includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

USCA All Terrain Fund
Trustees and Officers (Unaudited)
March 31, 2019

Independent Trustees
Name and Year of Birth	Position/Term of Office*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John Ferguson (Born 1945)	Trustee since 2015	Board of Managers at Salient Partners (investment adviser) (5/12-present), Investment Committee Member at Houston Endowment (4/14-present), Investment Committee Member at Silver Ventures (private equity firm) (9/12-present), Non- Executive Chair Investment Committee at Ascendent Advisors (1/10-present)	2	ABM Industries, Inc. (12/09 - present), USCA All Terrain Fund (4/15 – present).

Robert Harvey (Born 1955)	Trustee since 2015 and Chairman since 2016	President and CEO at Greater Houston partnership (9/12 -present).	2	TRC Companies, Inc. (7/07 - 11/15), USCA All Terrain Fund (4/15 – present).

Paul Wigdor (Born 1968)	Trustee since 2016	Managing Partner at Overlook 4 Holdings (2/11 - present), Managing Director at Ascendant Funds (2/11 - present), Chief Compliance Officer of Qapital Invest, LLC.	2	Global Restaurant Systems (1/13 - present), Private Communications Corp. (11/10 - present), ChartIQ (1/14 – present), USCA All Terrain Fund (4/15 – present), Global Bridge (10/13 – 3/15), Uma Temakeria (8/14 – 11/2017).

 Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Phil Pilibosian (Born 1968)***	President and Trustee since April 2015	Managing Director at US Capital Advisors LLC (10/13-present), Founder, Chief Investment Officer and President of Condera Advisors, LLC (01/03-10/13)	2	USCA All Terrain Fund (2015 – Present).

Chris Arnold (Born 1977)	Treasurer since 2017	Managing Director & CFO at US Capital Advisors LLC (6/17 - present), Senior Director of Accounting and Finance and Fund Treasurer at Salient Partners L.P. (6/10 - 5/17), CFO at Salient Capital, L.P. (1/10 - 5/17).	n/a	n/a

Bryan Prihoda (Born 1987)	Secretary since 2015	Director at US Capital Advisors LLC (10/13 – present), Analyst at Condera Advisors, LLC (4/10 – 10/13).	n/a	n/a

Courtney Bowling (Born 1979)	Chief Compliance Officer and Anti-Money Laundering Officer since 2017	Managing Director at US Capital Advisors LLC (8/17 - present), CCO at NatAlliance Securities (5/14 – 7/17), Attorney at Texas State Securities Board (8/10-4/14).	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” includes USCA Fund Trust.
***	Phil Pilibosian is an “Interested Trustee” of the Trust, as that term is defined under the 1940 Act, because of his affiliation with the Advisor.

USCA All Terrain Fund

Approval of Investment Management Agreement and Sub-Advisory Agreement

March 31, 2019 (Unaudited)

In connection with the meeting held on March 21, 2019, the Board of Trustees (the “Board” or the “Trustees”) of the Fund, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between the Advisor and the Trust. The Board further considered the approval of the sub-advisory agreement between Capital Management, LLC (“SKBA”), USCA and the Trust (the “Sub-Advisory Agreement”). In considering the approval of each of the agreements, the Trustees received materials specifically relating to the Fund, USCA, SKBA and each of the Advisory Agreement and Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each of the Advisory Agreements.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Performance. The Board considered the performance of the Fund, noting that the Fund underperformed its peer group over the trailing 1-year period and since inception period and outperformed its peer group over the 3-year period. They also noted that the Fund outperformed its benchmark index over the 1-year period and underperformed the benchmark over the 3-year period and since the inception period. After discussion, the Board determined that, based on the performance of the Fund relative to its peers and benchmark, the Fund’s investment objective and strategy and the Fund’s limited track record, the performance of the Fund was acceptable.

Nature, Extent and Quality of Service. The Board considered the nature, extent, and quality of the services provided by the Advisor. The Board reviewed the responses provided in the 15(c) Questionnaire, noting that the Advisor provided investment identification, selection, oversight, due diligence, and allocation services, among others. The Board discussed the processes taken by the Advisor in performing such services. The Board also discussed the professional experience of each of biographical information for Messrs. Harris, Pilibosian and Arnold, and Ms. Bowling. The Board considered the responsibilities of each key professional servicing the Fund and noted the continuity of these key professionals. The Board discussed a recent regulatory exam undergone by a broker affiliate of the Advisor and the remedial actions taken in response. The Board also highlighted that the Fund had no material compliance issues had arisen since the most recent approval of the advisory agreement.

Fees & Expenses. The Board considered the proposed management fee of 0.75%. It noted that this was below the peer average of 1.44%. The Board noted that the advisory fees of the funds in the peer group ranged from 1.00% to 1.90% and that the Fund’s fee compared favorably to this group. The Board also noted that the Fund’s net expense ratio was 1.33%, which was lower than the peer group average of 1.96%. The Board reviewed the composition of the peer group and discussed the method for selecting peers, which included 11 funds with similar strategies and asset bases to the Fund. They also discussed the fact that the Fund, not the Advisor, pays all sub-advisor fees, and how that impacts expenses. They further noted that the Advisor had an expense limitation agreement in place with respect to the Fund. The Board concluded that the advisory fee was reasonable.

Profitability. The Board also considered net profits to the Advisor from its relationship with the Fund. The Board discussed information provided by the Advisor indicating that the Advisor had incurred a profit over the previous fiscal year from its relationship with the Fund under the management agreement. The Board concluded that the profit the Advisor had made was reasonable.

USCA All Terrain Fund

Approval of Investment Management Agreement and Sub-Advisory Agreement - (continued)

March 31, 2019 (Unaudited)

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the management of the Fund. The Trustees concluded that, due to the size of the Fund and the level of the current management fee, the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the asset size of the Fund increases.

The Board then considered the Sub-Advisory Agreement. The Board noted that the Agreement provides for the Fund to pay SKBA directly, rather than the Advisor paying from a portion of its management fee and they discussed the reasons for the arrangement.

The Board reviewed the sub-advisory agreement with SKBA. The Board considered the firm’s business and reviewed the services it provides to, and the strategies it executes for, the Fund. The Board highlighted in particular the firm’s ValuePlus strategy and SKBA’s consensus-building investment decision-making process. The Board also discussed the backgrounds and experience of the professionals providing such services, and they noted SKBA had assets under management of approximately $686 million as of December 31, 2018. They noted the departure of a key member of the firm’s personnel and concluded that the firm had a solid transition plan in place. The Board discussed the firm’s brokerage allocation policy, the risks associated with SKBA’s strategy, and how the firm mitigates risk. The Board reviewed the performance information provided by SKBA in the Meeting materials and noted that over the 1-year period, SKBA’s sleeve generated a return of -9.9% compared to the sub-advisor benchmark return of -8.3%. The Board further noted that over the trailing 3-year and since inception time periods, SKBA’s sleeve outperformed the sub-advisor benchmark. The Board considered the fee of 0.57%. They noted that the Fund was charged a lower rate than a comparable fund client advised by SKBA, and that the rate was similar, albeit slightly higher, than that charged by SKBA to separate account clients. The Board discussed the differences in services provided by SKBA to its fund clients and separate account clients, and concluded that the sub-advisory fee was not excessive. They noted that the management fee shown in the Fund’s prospectus is a blended rate of the Advisor’s and sub-advisor fees. The Board considered the impact of the sub-advisor on the total fee ratio for the Fund and concluded that it was reasonable. The Board considered SKBA’s profitability from its relationship with the Fund, noting that SKBA earned a slight profit over the Fund’s most recent fiscal year. The Board considered whether the sub-advisor had achieved economies of scale with respect to the sub-advisory services provided to the Fund. The Trustees agreed that economies, with respect to the overall Fund fees and expenses, was primarily a Fund level issue and should be considered with respect to the Fund’s overall advisory agreement and advisory fee.

Conclusion. Having requested and received such information from the Advisor and sub-advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the management agreements, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structures were reasonable and that approval of the management agreements is in the best interests of the Trust and the shareholders of the Fund.

USCA All Terrain Fund

Privacy Notice

(Unaudited)	Rev. May 2019

WHAT DOES USCA ALL TERRAIN FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
● Social Security number and wire transfer instructions
● account transactions and transaction history
● investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons USCA All Terrain Fund chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information:	Does USCA All Terrain Fund share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	YES	NO
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share
QUESTIONS?	Call 877-259-8722

USCA All Terrain Fund

Privacy Notice
(Unaudited)

What we do:
How does USCA All Terrain Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA All Terrain Fund collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes - information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as US Capital Advisors, LLC, USCA Asset Management LLC, USCA RIA LLC, USCA Securities LLC, USCA Municipal Advisors LLC and USCA Fund Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● USCA All Terrain Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● USCA All Terrain Fund doesn’t jointly market.

USCA All Terrain Fund
Fund Service Providers

Trustees and Officers
Phil Pilibosian, President and Trustee
John Ferguson, Trustee
Robert Harvey, Trustee
Paul Wigdor, Trustee
Chris Arnold, Treasurer
Bryan Prihoda, Secretary
Courtney Bowling, Chief Compliance Officer and Anti-
Money Laundering Officer

Investment Advisor
USCA Asset Management LLC
4444 Westheimer Road, Suite G500, Houston, TX 77027

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, J1S, Milwaukee, WI 53212

Administrator
U.S. Bancorp Fund Services, LLC
811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830, Milwaukee, WI 53202

Item 2. Code of Ethics.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Ferguson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2019	FYE 03/31/2018
Audit Fees	$55,000	$30,000
Audit-Related Fees	$0	$0
Tax Fees	$25,000	$40,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, LTD. and KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows, respectively:

	FYE 03/31/2019	FYE 03/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2019	FYE 03/31/2018
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: John Ferguson, Robert Harvey and Paul Wigdor. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available without charge, upon request, by calling (713) 366-0500

Item 6. Investments.

Pursuant to rules established by the SEC under the 1940 Act, the Board has adopted formal, written guidelines for proxy voting by the Fund.  The Board oversees voting policies and decisions for the Fund.

Generally, the Fund will invest in various collective investment vehicles, including privately-offered investment funds commonly known as “hedge funds” and publicly traded funds, including exchange-traded funds and mutual funds.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Based on the nature of the Fund’s investments, proxy voting procedures will not be applicable.  If required, the following procedures would be utilized.

In general, the Board believes that the Adviser and the Fund’s sub-advisers, which select the individual securities that are part of the Fund’s portfolio, are the most knowledgeable and best suited to make decisions about proxy votes.  Therefore, the Fund defers to and relies on the Adviser and its sub-advisers to make decisions on casting proxy votes.

The Fund may invest in other investment companies in excess of the limitations in section 12(d)(1) of the 1940 Act. The Fund will avail itself of the safe harbor of section 12(d)(1)(F) of the 1940 Act.  Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½%.  Therefore, the Fund (or the Adviser or sub-adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either:

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Information is presented as of March 31, 2019.

USCA Asset Management LLC

David M. Harris

Mr. Harris is a Senior Managing Director with U.S. Capital, overseeing approximately $902 million in assets for institutions and high net worth individuals.  He has more than a quarter of a century of experience in managing complex financial strategies, emphasizing capital preservation while maximizing long-term appreciation.  Mr. Harris joined U.S. Capital as a Managing Director in December 2010.  Before that he was a Financial Advisor with UBS Financial Services from 2004 to 2010, Smith Barney from 1989 to 2004 and Drexel Burnham from 1978 to 1989.  Mr. Harris attended Swarthmore College and Kalamazoo College and earned his CIMA (Certified Investment Management Analyst®) certification from the Wharton School of Business at the University of Pennsylvania in 2003.

SKBA Capital Management, LLC

Andrew W. Bischel, CFA

Mr. Bischel is Chairman, CEO, CIO and a founding member of SKBA.  He has been in the industry since 1976 and joined SKBA when the firm was founded in 1989.  Mr. Bischel is the lead member of the Investment Strategy Team.  Previously, Mr. Bischel worked at The Bank of California.  Mr. Bischel earned his BS in mathematics and BA in economics from the University of California at Davis, and his MBA from the California State University at Sacramento. He is a member of the CFA Society of San Francisco and the CFA Institute.  Mr. Bischel is an equity owner of the firm.

Evan Ke, CFA
Mr. Ke is a portfolio manager on the Investment Strategy Team and is also a securities analyst.  He joined SKBA in 2009 as a member of our research internship program and rejoined SKBA in 2011.  In between employment at SKBA, Mr. Ke worked in the equity research department at Piper Jaffray.  Mr. Ke received a Bachelor of Arts in economics from the University of California at Berkeley.  He is a member the CFA Society of San Francisco and the CFA Institute.  Mr. Ke is an equity owner of the firm.

Joshua J. Rothé

Mr. Rothé is President and Director of Research.  He has been in the industry since 1991 and joined SKBA in 1994.  Mr. Rothé is a member of the Investment Strategy Team.    Previously, Mr. Rothé worked at Lehman Brothers and Kemper Securities.  Mr. Rothé received his BS in international business and his MBA with an emphasis in finance from the University of San Francisco. He is a member the CFA Society of San Francisco and the CFA Institute. He holds the Series 65 securities license. Mr. Rothé is an equity owner of the firm.

Matthew R. Segura, CFA

Mr. Segura is a portfolio manager on the Investment Strategy Team and is also a securities analyst.  Previously Mr. Segura worked at Charles Schwab & Co performing several roles: A Cash Management team member in the Treasury, and a Manager in Financial Planning and Analysis for Schwab’s largest retail divisions.  Mr. Segura also served 5 years Active Duty in the United States Marine Corps.  He received a BS in business administration from Haas School of Business at UC Berkeley.  He is a member the CFA Society of San Francisco and the CFA Institute.  Mr. Segura is an equity owner of the firm.

(2)	The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of March 31, 2019.

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets By Account Type ($ Millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
David M. Harris
Registered investment companies	-	-	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	1,149*	$491*		-
Andrew W. Bischel
Registered investment companies	3	$9	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	42	$684	-	-
Evan Ke
Registered investment companies	3	$9	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	42	$684	-	-
Joshua J. Rothé
Registered investment companies	3	$9	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	42	$684	-	-
Matthew Segura
Registered investment companies	3	$9	-	-
Other pooled investment vehicles	-	-	-	-
Other accounts	42	$684	-	-

*
Of the accounts and assets included above for which Mr. Harris was primarily responsible, 278 and $221 million were accounts and assets, respectively, over which Mr. Harris provided discretionary management in a U.S. equity or equity/fixed income (i.e., balanced) style investment strategy.  The remaining accounts and assets were those over which Mr. Harris provides non-discretionary investment management services, pursuing various investment objectives and utilizing a variety of investment strategies.

Conflicts of Interest

The Advisor may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Adviser Accounts").  The Fund has no interest in these activities. The Advisor and the investment professionals, who on behalf of the Advisor, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts.  Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Because the portfolio managers may manage assets for Adviser Accounts such as other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), or may be affiliated with such Adviser Accounts, there may be an incentive to favor one Adviser Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Adviser Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on the Adviser Account.  In those instances, a portfolio manager may have an incentive to not favor the Fund over the Adviser Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(3)	The following compensation information is presented as of March 31, 2019.

The Advisor

The portfolio manager receives a salary equal to a fixed percentage of all or a portion of the advisory fee revenues associated with the portfolios for which the portfolio manager is involved.

SKBA Capital

SKBA typically offers portfolio managers competitive base salaries and benefits, incentive compensation, 401k plan employer contributions, and dividend distributions for equity owners.  Annual incentive awards are variable and are based on an evaluation of the employee’s achievement of annual goals and objectives, including company profit performance, new business growth or retention, individual performance measures and/or investment performance measures.  For employee owners, quarterly dividend distributions are based on the firms’ revenue and profit performance.

(4) The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of March 31, 2019:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
David M. Harris	$100,001 - $500,000
Andrew W. Bischel	None
Kenneth J. Kaplan	None
Evan Ke	None
Joshua J. Rothé	None
Mathew Segura	None

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/2018-10/31/2018	0	0	0	0
Month #2 11/01/2018-11/30/2018	0	0	0	0
Month #3 12/01/2018-12/31/2018	0	0	0	$13,642,882
Month #4 01/01/2019-01/31/2019	0	0	0	0
Month #5 02/01/2019-02/28/2019	0	0	0	0
Month #6 03/01/2019-03/31/2019	1,259	$1,046.82	1,259	$14,080,600
Total	1,259	$1,046.82	1,259	$27,723,482
*The Fund issued a tender offer on August 23, 2018.  The tender offer enabled up to $13,642,882 to be redeemed by shareholders. There were no interests of the company validly tendered prior to the expiration of the offer.
*The Fund issued a tender offer on November 21, 2018.  The tender offer enabled up to $14,080,600 to be redeemed by shareholders. The tendered shares were paid out at the March 31, 2019 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes required by this item to be reported.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal [year/period] reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA All Terrain Fund

By (Signature and Title)  /s/ Phil Pilibosian
                                                  Phil Pilibosian, President

Date:  June 10, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Phil Pilibosian
                                                  Phil Pilibosian, President

Date:  June 10, 2019

By (Signature and Title)  /s/ Chris Arnold
                                                  Chris Arnold, Treasurer

Date: June 10, 2019